SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Amendment No. 1

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

BIG SKY ENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0

(5)	Total fee paid: 0

[ ]	Fee paid previously with Preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:

(4) Date Filed: February 7, 2006

BIG SKY ENERGY CORPORATION

Principal Place of Business: Business Centre "Granit" 281 Husainova St., Block E Almaty, Kazakhstan 50060 +7.3272.597.623	Executive and Administrative Offices: 750, 440 – 2 Avenue S.W. Calgary, Alberta Canada T2P 5E9 403.234.8885

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 1, 2006

To the Shareholders of Big Sky Energy Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of Big Sky Energy Corporation, a Nevada corporation (the "Company"), will be held at 3:00 p.m., local time, on March 1, 2006, at 116 Pall Mall, London, SW1Y 5ED for the following purposes:

a)	To elect 8 members to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;
b)	To ratify the Board of Directors' selection of independent registered public accounting firm, BDO Kazakhstanaudit LLP, for the 2005 fiscal year;
c)	To approve amendments to the Big Sky Energy Corporation Stock Award Plan;
d)	To approve the increase in share capital of Big Sky Energy Corporation to 350,000,000 shares of common stock;
e)	To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business, Calgary, Alberta time, on Friday, January 13, 2006 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated:  February 7, 2006

By Order of the Board of Directors,

/s/ Selami Ahmet Sehsuvaroglu

Chief Executive Officer

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN

THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

BIG SKY ENERGY CORPORATION

Principal Place of Business: Business Centre "Granit" 281 Husainova St., Block E Almaty, Kazakhstan 50060 +7.3272.597.623	Executive and Administrative Offices: 750, 440 – 2 Avenue S.W. Calgary, Alberta Canada T2P 5E9 403.234.8885

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 1, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Big Sky Energy Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on March 1, 2006, and at any adjournment thereof (the "Annual Meeting"). Further, solicitation of proxies may be made personally, or by telephone or facsimile, by officers, directors and consultants of the Company, who will receive no additional compensation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  As of the date of the mailing of these proxy materials, the Company had not entered into any contract or arrangement for the solicitation of proxies with any bank or brokerage house.

A copy of the Company’s amended Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 (the "2004 Fiscal Year"), including financial statements (as amended and restated), is being mailed concurrently herewith (on or about February 9, 2006) to all shareholders of record at the close of business, Calgary, Alberta time, on January 13, 2006. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

VOTING SECURITIES

Only shareholders of record at the close of business, Calgary, Alberta time, on January 13, 2006 are entitled to vote at the Annual Meeting. The total number of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted as of January 13, 2006 was 142,348,697 shares.  The Company does not have any other class of voting securities.  Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. The holders of a majority of the outstanding votes in number 71,174,349 shall constitute a quorum which is necessary for the transaction of business at the Annual Meeting.  In accordance with the Company's Articles of Incorporation and By-laws, and applicable law:

-

the election of directors shall be by a plurality of the votes cast; and

-

the ratification of the Board of Directors' selection of independent registered public accounting firm and the ratification and approval of all other business placed before the Annual Meeting, shall be by a majority of the votes cast.

All shares represented at the Annual Meeting by proxies will be voted, provided that such proxies are properly signed and dated.  In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made.  In cases where no specifications are made, the shares represented will be voted FOR the election as directors of the nominees listed under “Proposal 1”, FOR the ratification of the Board of Directors' selection of independent registered public accounting firm, FOR the approval of amendments to the Big Sky Energy Corporation Stock Award Plan, FOR the approval of an increase in share capital to 350,000,000 shares of common stock; and FOR the approval of any other business placed before the Annual Meeting.

The directors will be elected by plurality of the votes of shares present and entitled to vote.  Accordingly, the nominees for election as directors who receive the highest number of votes actually cast will be elected.  Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and accordingly, will have no effect on the outcome of election of directors.

Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's Calgary office delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

Voting Securities and Principal Holders Thereof

The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of January 13, 2006 for:

•	each of our directors, nominees to the board and executive officers individually;
•	each person or group that we know owns beneficially more than 5% of our common stock; and
•	all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding

Officers and Directors
Matthew Heysel 750, 444 2nd Avenue SW Calgary, AB	5,837,299(1)	4.1%
Daming Yang #4, Mou Gate 25 Baiwanzhuang Xicheng District Beijing, China, 100037	4,023,750	2.8%
Thomas Milne 224 Sienna Hills Drive SW Calgary, AB, Canada, T3H 2Z1	1,583,002 (2)	1.1%
Bruce Gaston La Rieulle Plenee Jugon 22640, Bretagne France	1,000,000 (3)	0.70%
Philip Pardo c/o KBTU Almaty, Kazakhstan	300,000	0.21%
Barry Swersky Box 110, 47100 Ramat Hasharon Israel	300,000	0.21%
S.A. Sehsuvaroglu 3 Ave. des Baumettes 06000 Nice France	4,000,000	2.81%
N. U. Balgimbayev 5 Chaykina Street Almaty, Kazakhstan	1,000,000(3)	0.70%

Servet Harunoglu Sezai Selek Sok. No. 15/3 Nisantasi Istanbul, Turkey	300,000	0.21%
Officers and Directors as a Group	18,344,051	13.23%

5% Shareholders
ARC Energy Fund C/o Royal Trust Corporation of Canada 200 Bay Street Toronto, Ontario M5J 2J5	8,000,000	5.6%
Ingalls & Snyder 61 Broadway New York, NY 10006	12,565,745	8.8%
(1)

Includes 594,422 shares which are owned by Big Sky Holdings, a company over which Mr. Heysel has control, 2,719,910 shares which are owned by MH Financial Management Ltd., a company over which Mr. Heysel has control, 2,000,000 stock options currently vested and 559,467 shares which Mr. Heysel owns directly.

(2)

Includes 692,802 shares which are owned by Precise Details, Inc., a company over which Mr. Milne has control, 285,200 shares owned directly by Mr. Milne and 5,000 shares owned by Mr. Milne indirectly through his spouse, and  fully vested options to acquire 600,000 shares.

(3)	Represents stock options fully vested.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 142,348,697 shares of common stock outstanding as of January 13, 2006, together with applicable options for that shareholder.  Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Voting by Directors and Executive Officers

It is anticipated that the directors and the named executive officers of the Company will vote FOR the election as directors of the nominees listed under “Proposal 1”, FOR the ratification of the Board of Directors' selection of independent registered public accounting firm, FOR the approval of amendments to the Big Sky Energy Corporation Stock Award Plan, FOR the increase in share capital to 350,000,000 shares, and FOR the approval of any other business placed before the Annual Meeting.  Such directors and executive officers, and their affiliates, hold 18,344,051 of the votes entitled to be cast at the Annual Meeting.

Nurlan U. Balgimbayev- Director

Mr. Nurlan Balgimbayev has been a member of our Board since March 29, 2005. Mr. Balgimbayev is a former Prime Minister of the Republic of Kazakhstan, (November 1997-November 1999), a former Minister of Oil and Gas (1994-1997), and a former President of the government-owned National Oil and Gas Company “Kazakhoil” (November 1999-February 2002). Mr. Balgimbayev served as a director of Nelson Resources Limited (April 2002- May 2004) and currently is a director of Herson Oil Refinery System (Ukraine) since November 1999.  He is also a Member of the Kazakhstan Board for the Stable Development of the Republic of Kazakhstan.

Mr Balgimbayev will not be standing for re-election to the Board of Directors.

Bruce Hill Gaston – Chief Financial Officer, Director

Mr. Gaston has been a member of our Board since December, 2004 and has served as our Chief Financial Officer since April 18, 2005.  Mr. Gaston has 20 years experience as a financial control, risk management, capital markets, and corporate finance specialist with a significant background in the Eurasian oil and gas marketplace. Mr. Gaston was previously a Senior Associate Director of Deutsche Morgan Grenfell from 1992 to 1998 based initially in London and then in Tokyo.

Mr. Gaston has been a consultant with a boutique Eurasian corporate finance and risk management consultancy since late 1999, supporting clients including the Royal Bank of Scotland Asia. Mr. Gaston has also served as a Director of Deloitte & Touche Central Asia through 2002 and was previously head of Russian Equities for Commerzbank AG in 1998 and 1999. Mr. Gaston served with Credit Suisse Financial Products as an Accountant and with Bankers Trust NA as an Assistant Treasurer.

Mr. Gaston's educational achievements include a BA in July 1987 from the University of New Brunswick, followed by an M. Sc. in Economics from the University of London in December 1990.  Bruce has been a member of the World Economic Forum and is a member of the Institute of Directors (IoD).

Mr. Gaston serves Big Sky as a Director and Chief Financial Officer

Matthew J.  Heysel –Executive Chairman of the Board, Director

Mr. Heysel has served as Chairman of the Board of Directors since April 14, 2000 and has served as Chief Executive Officer from April 14, 2000 to May 10, 2005.  Mr. Heysel has been the Chairman of Big Sky Energy Kazakhstan Ltd. since July 2003 and Vice-Chairman of KoZhaN LLP since August 2003. From April 1999 to December 2001, he was the President of New Energy West Corporation. Prior to this, he served as an Investment Banker at Yorkton Securities, a Canadian independent securities firm, where he was responsible for corporate finance in the oil and gas sector from April 1997 through April 1999.

Thomas G. Milne - Director

Mr. Milne has served on our Board of Directors since April 14, 2000.  He has also served as our Chief Financial Officer from April 14, 2000 until April 18, 2005.  From September 2002 to February 2004, Mr. Milne was the Regional Advisory Services Partner for Meyers Norris Penny LLP, a chartered accountancy and business advisory firm located in Calgary, Alberta.  From 2000 to 2002, Mr. Milne was employed by China Energy Ventures Corp. on a full-time basis.  From 1985 through 1997, Mr. Milne was Vice President and Treasurer of NOVA Corporation, and director of NOVA Finance International.  He was the Vice President, Finance and Chief Financial Officer of Arakis Energy, which was acquired by Talisman Energy Corp., from September, 1997 to October, 1998, an oil and gas company traded on the NASDAQ.  Since March 1998, Mr. Milne has served as Chief Executive Officer of Precise Details, Inc., a consulting, investment management, real estate and automotive services company.  Mr. Milne also currently serves as a director of The Alberta Performing Arts Stabilization Fund and the Investment Committee of the University of Calgary Pension and Endowment Funds.

Mr Milne will not be standing for re-election to the Board of Directors.

Philip Dean Pardo – Director, Chairman of Audit and Nominating & Compensation Committees

Dr. Pardo has been a member of our Board since December 3, 2004. Dr. Pardo is Vice Rector on Academic Affairs and Director of Business School of Kazakh British Technical University. Previously (September 2000 to September 2004), he held the post of Associate Dean of the College of Continuing Education for the Kazakhstan Institute of Management, Economics and Strategic Research (KIMEP) where he taught courses in Small Business, Franchising, Public Administration and Finance.  He was Director, Business Valuation for the Rice Group, Central Asia LLP from July 2000 to January 2003. Dr. Pardo served as Strategic Planning Manager with Maverick Development Corp. and Golden Eagle Services from July 2003 to December 2003 on a part-time basis. He has worked for Deloitte & Touche as Tax Director as well as LeBoeuf, Lamb, Greene & MacRae, from November 1997 till June 2000.

Dr. Pardo serves as an independent director and is Chairman of the Audit Committee and Chairman of the Nominating & Compensation Committee.

S.A .(Al) Sehsuvaroglu – Chief Executive Officer, President & Director

Mr. Sehsuvaroglu has been serving as our President and a member of the Board since March 9, 2005 and was appointed Chief Executive Officer on May 10, 2005. He has been a Registered Professional Engineer in Texas since 1990. Commencing his 20-year career with Halliburton Energy Services in early 1978 through June 2000, he had increasing levels of responsibility in engineering in Algeria, France, Netherlands, United States, United Kingdom and Kazakhstan. From June 2000 through December 2001, he was Country Director for Kellogg Brown & Root Energy Services in Kazakhstan. From December, 2001until February, 2005, Mr. Sehsuvaroglu was Senior Vice-President of Operations with Nelson Resources.  On May 10, 2005, Mr Sehsuvaroglu assumed the role of Chief Executive Officer of the Company.

Barry Raymond Swersky – Director, Co-Chairman  & Vice-President, New Developments

Mr. Swersky has served as a member of our Board and as Co-Chairman & Vice-President since December 3, 2004. Mr. Swersky, with many years of experience as an international attorney, has consulted on technology investments in Israel together with the Meitav group since 2000. Since December, 2000, he has been on the board and is currently serving as Chairman of Netline Communications Technologies (NCT). In Israel he is also serving on various other boards, including Suntree Ltd. (since 1993), where he acts as Chairman and CEO and MACS Ltd. (since 1990). He served on the board of Ongas Limited in England from January 2000 to March 2004). Previously, and within the framework of his activities in energy in Kazakhstan, Mr. Swersky served on the board of AES Suntree Power Limited. He is engaged in an oil and oil products transport logistics project between Kazakhstan and China.  He is on the board of the Israel Festival, Jerusalem and, since October 2000 he has served as a Board Member of Tel-Aviv University's Jaffee Center for Strategic Studies.

Daming Yang - Director

Mr. Yang served as our President from April 14, 2000 until March 9, 2005. He continues to serve as a member of our Board of Directors, which he has done since April 14, 2000.  He also served as the President and a member of the board of directors of both Big Sky Network Canada Ltd. and Chengdu Big Sky Technology Services Ltd., which were previous subsidiaries of Big Sky.   Mr. Yang was a director of Sichuan Huayu Big Sky Network Ltd.  Mr. Yang was the President of Big Sky Energy Kazakhstan Ltd. from July 2003 until May 10, 2005 and Chairman of KoZhaN LLP from August 2003 until May, 2005.

Mr Yang will not be standing for re-election to the Board of Directors.

Dr. Servet Harunoglu - Director

Dr Servet Harunoglu was appointed to the Board on May 10, 2005.  Dr. Harunoglu holds a Ph.D in Electrical Engineering from Northwestern University, Chicago, IL (1973) and is a past Chairman of the Turkish Kazakh Businessmen’s Association, having held the chair for 7 years.   From January, 1991 to the present, Dr Harunoglu held many posts, including but not limited to, Board membership of Fintraco Construction and Contracting Co. Inc., Tarkim Tarimsal Kimya A.S (October, 2003 to present)., Pimsa Poliuretan Manufacturing Co. Inc. (July, 1975 to present) and Donau Express Shiffarts GmBH.  In addition, from June, 1998 to May, 2005, Dr Harunoglu was Chairman of Matin JV, based in Atyrau, Kazakhstan as well as Chairman of Polfin Consortium S.A.  Dr Harunoglu has also been a member of the World Economic Forum and a member of the International Advisory Council of the Executives Club of Chicago.

None of the directors or executive officers is a party to any proceedings which is adverse to the Company or has material interest which is adverse to the Company.  None of our executive officers or directors have been involved in any bankruptcy proceedings within the last five years, been convicted in or has pending any criminal proceeding, been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or been found to have violated any federal, state or provincial securities or commodities laws.

Board Committees and Attendance Records

There are currently five standing committees of the Board - the Nominating & Compensation Committee, the Audit Committee, the Corporate Governance Committee, the Mergers & Acquisitions Committee and the Reserves Committee.

The Audit Committee

The Audit Committee of Big Sky Energy Corporation was formed on February 8, 2001.  The Committee’s written charter was adopted by the Board of Directors ("Board") on March 27, 2001 and subsequently amended on November 12, 2003 and April 30, 2004.   In accordance with the written charter, the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Big Sky Energy Corporation

On December 3, 2004, Dr. Philip D. Pardo was appointed as the Chair of the Committee and as the financial expert of the Committee.   On May 10, 2005, Dr. Servet Harunoglu joined the Committee.  The Committee is composed of two directors, both of whom are independent directors.  The Audit Committee met on 4 occasions in 2004 and 3 occasions in the first nine months of 2005.   All members were in attendance at all meetings.  The Committee reviewed the audited financial statements of Big Sky Energy Corporation for the fiscal year ended December 31, 2004, with management and our independent registered public accounting firm.  Management has the responsibility for the preparation of Big Sky Energy Corporation's financial statements and the independent registered public accounting firm has responsibility for the examination of those statements.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firms a written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm' independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm' independence.

The Committee discussed and reviewed with our current and former independent registered public accounting firms all communications required by generally accepted auditing standards as reflected by the standards set by the Public Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with management present, discussed and reviewed the results of the independent registered public accounting firms' examination of the financial statements.

Based on the above-mentioned review and discussions with management and our current and former independent registered public accounting firms, the Committee and Board of Directors approved that Big Sky Energy Corporation’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Subsequent to this filing, an error was discovered in such financial statements and on September 19, 2005, the Audit Committee caused the Company to file a Form 8-K giving notice that such financials could not be relied upon.  On November 15, 2005, an amendment to Form 10-KSB for December 31, 2004, containing amended and restated financial statements was filed with the US Securities and Exchange Commission.

The Committee and Board of Directors also approved the appointment, subject to shareholder approval, of BDO Kazakhstanaudit LLP, as our current independent registered public accounting firm.

Principal Accounting Firm Fees

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP, our former independent registered public accounting firm, for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements was $262,073 for the fiscal year ended 2004 and $126,151 for the fiscal year ended 2003.

Audit-Related Fees

There were no fees for other audit related services for the fiscal years ended 2004 and 2003.

Tax Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP, our former independent registered public accounting firm, for tax compliance, tax advice, and tax planning was $9,485 for the fiscal year ended 2004 and $17,000 for the fiscal year ended 2003.  The fees charged for 2003 included assistance with the completion and filing of our Canadian income tax returns.

All Other Fees

There were no other aggregate fees billed in either of the last two fiscal years for products and services provided by Deloitte & Touche LLP, our former independent registered public accounting firm, other than the services reported above.

Pre-approval Policy and Procedure

The following policy and procedure has been adopted and incorporated into our Audit Committee charter, as amended:

All services provided by the independent auditor whether they be audit related or non-audit related, shall be pre-approved in writing prior to the commencement of the contemplated services.

The Chairman of the Audit Committee or the designated Financial Expert, should they also be, at the time of approval, an independent director, are empowered to approve the contemplated services to be provided by the independent auditor on behalf of the committee.  All approvals taken by the Chairman or Financial Expert must be disclosed to the committee as a whole either a) in writing or by e-mail at the time of the approval; or b) verbally at a subsequent committee meeting.

During the first nine months of 2005, our Audit Committee has approved all services provided by Deloitte & Touche LLP., our former independent registered public accounting firm, and BDO Kazakhstanaudit LLP, our current independent registered public accounting firm.

Deloitte & Touche LLP has advised us that, in connection with the audit of our financial statements for the year ended December 31, 2004, only full-time, permanent employees of Deloitte & Touche LLP performed the audit work.

The Nominating & Compensation Committee

The Company's Nominating & Compensation Committee (formerly the Human Resources and Compensation Committee) was formed on February 8, 2001.  At the first meeting of the reconstituted committee on May 18, 2004, it was decided to restructure the Committee to meet the new rules and regulations set forth by the United States Securities and Exchange Commission. To this end, the Committee changed its name to the Nominating & Compensation Committee and amended its charter to address its new mandate.  The Company’s Nominating & Compensation Committee’s Charter is available on its website at www.bigskycanada.com/investor/governance.php.

The Committee is composed of three directors, two being independent directors.  The Committee met four times in 2004, and on 2 occasions during the first nine months of 2005.  All members were in attendance for all meetings.  As of May 10, 2005, Messrs. Pardo, Heysel and Balgimbayev sit on the Committee with Dr. Pardo serving as chairman.  Messrs. Pardo and Balgimbayev are independent directors.

The Nominating & Compensation Committee’s mandate is to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and to assist the Board in the discharge of their fiduciary responsibilities relating to the fair and competitive compensation of the employees of the Company.  The Nominating & Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our officers, employees and consultants and administers our incentive compensation and benefit plans.  The Nominating & Compensation Committee also holds responsibility for director selection and governance with respect to the conduct of our Board.

In order to carry out their purpose, the Committee will be compiling policy and procedures to:

1)

identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings;

2)

develop the specific, minimum qualifications that the Committee believes must be met by a Committee-recommended nominee for a position on Company’s board of directors, and describe any specific qualities or skills that the Committee believes are necessary for one or more of the registrant’s directors to possess;

3)

develop the Committee’s process for identifying and evaluating nominees for director, including nominees recommended by stockholders;

4)

oversee the evaluation of the Board and management from a corporate governance perspective;

5)

identify and recommend to the Board directors for membership on Board committees;

6)

review and approve the Company’s compensation philosophy;

7)

review and approve compensation programs, plans and awards;

8)

administer the Company’s short- and long-term incentive plans and other stock or stock-based plans; and issue an annual report on executive compensation.  Such report is included in the Company’s Form 10-KSB/A under Item 10 provided herewith as part of the proxy materials.

The Committee will consider security holder nominations for director.  Nominations for director submitted to the Committee by security holders will be evaluated according to the Company’s overall needs and the nominee’s knowledge, experience and background.  A nominating security holder must give appropriate notice to the Company of the nomination not less than 120 days prior to the first anniversary of the preceding year’s annual meeting.  In the event that the date of the annual meeting is advanced by more than 30 days, the notice by the security holder must be delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholder’s notice shall include all information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act, and the rules thereunder, as well as, the name of the stockholder, their address of record, the class and number of shares of the Company beneficially held by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons pursuant to which nomination(s) are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and a written consent of the proposed nominee(s) to be named as a director.

The nominees approved by the Committee for inclusion on enclosed proxy card (other than nominees who are executive officers or who are directors standing for re-election), were recommended by the category of persons or entities indicated alongside such nominee’s name below:

Nominee	Recommended By:

Daniel Caleb Feldman	Security holder
Guglielmo A.C. Moscato	Non-management director

The Corporate Governance Committee was formed on May 10, 2005.  The Committee is composed of two members, Messrs. Barry Swersky (Chairman) and Daming Yang, Mr Yang being an independent director.  The Committee is responsible for developing and recommending to the Board for approval the Company’s approach to corporate governance issues.  To the extent that any director believes it is appropriate to engage an outside advisor in connection with that person’s role as a director, this committee is authorized to engage special advisors at the Corporation’s expense.  The Board is in process of adopting the Committee’s charter, which then will be made available on the Company’s website.

The Mergers & Acquisitions Committee (M&A Committee) was formed on May 10, 2005.  The Committee is composed of four directors, Messrs. Daming Yang (Chairman), Matthew Heysel, Al Sehsuvaroglu and Bruce Gaston, with Mr Yang the sole independent director sitting.  The Committee is responsible for reviewing of management’s mergers and acquisitions strategy and policies for the Company’s projects for growth, considering any reports submitted to the committee by management with respect to acquisitions and for reporting to the Board with respect to potential mergers.  The Board is in process of adopting the Committee’s charter, which then will be made available on the Company’s website.

The Reserves Committee was formed on May 10, 2005.  The Committee is composed of two directors, Mr. Nurlan Balgimbayev (Chairman) and Dr. Servet Harunoglu, both of whom are independent directors.  The Committee is responsible for the review of the Company’s appointment of the independent qualified oil and gas evaluator and its report on the Company’s oil and gas reserves and their present value, and for public disclosures of reserves and present value data.   The Board is in process of adopting the Committee’s charter, which then will be made available on the Company’s website.

Insider Participation and Interlocks

While the Company has had transactions with companies and firms with which certain members of the Committee are, or at some point during fiscal year 2005 were, affiliated as an officer and/or director, there are no such relationships in which members of the Committee have a direct or indirect material interest. In addition, there are no interlocking relationships of the nature described above involving members of the Committee.

Director and Executive Compensation

We employ our executive officers as consultants.  The following table sets forth the compensation paid to our Chief Executive Officer and two other most highly compensated executive officers for the years indicated.  No other executive officer of Big Sky Energy Corporation earned a salary and bonus for such fiscal year in excess of $100,000.

Summary Compensation Table as at December 31, 2004
	Annual Compensation				Long Term Compensation
						Awards	Payouts
Name and Principal Position	Fiscal Year Ended (1)	Salary (US$)	Bonus (US$)	Other Annual Compen-sation (Shares)	Securities under Option/SAR Granted (#)	Restricted Shares or Restricted Share Units (US$)	LTIP Payouts (US$)	All Other Compensa tion
Matthew Heysel,(4)	2004 2003 2002	160,748 140,865 72,956 (2)	0 0 0	0 0 856,027 (2)	0 0 0	0 0 0	0 0 0	0 0 0
Daming Yang	2004 2003 2002	55,000 64,915 72,860	0 0 0	0 0 0	0 0 3,100,000(5)	0 0 0	0 0 0	0 0 0
Thomas Milne, (8)	2004 2003 2002	30,000(7) 4,114 (7) 29,426 (3)	0 0 0	0 0 682,802(3)	0 0 950,000(6)	0 0 0	0 0 0	0 0 0
Barry Swersky(9)	2004	20,000	0	0	0	0	0	0
(1)								December 31
(2)

During 2002, Mr. Heysel took a voluntary deferral in his salary.  As of December 31, 2002, Mr. Heysel was owed $75,654 in salary, which he indicated he intended to convert to our common stock under the terms of the Alternative Compensation Plan.  On April 28, 2005, Mr. Heysel converted his deferred salary owing 856,027 shares were issued accordingly.  Mr. Heysel’s services are provided through his personal management company M.H. Financial Management Ltd.

(3)

During 2002, Mr. Milne took a voluntary deferral in his salary.  As of December 31, 2002, Mr. Milne was owed $60,443 in salary.  On August 27, 2003, Mr. Milne elected to convert all deferred salary and 682,802 shares were issued to Precise Details, Inc., a company over which Mr. Milne has control.

(4)								Mr. Heysel currently holds 2,000,000 options granted on March 9, 2005.
(5)

Mr. Yang surrendered 1,050,000 of these options to Big Sky on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Yang held 2,100,000 options at December 31, 2004, which were exercised on August 22, 2005..

(6)

Mr. Milne surrendered 500,000 of these options to Big Sky on July 23, 2002 and they were subsequently cancelled on October 21, 2002 by our board of directors.  Mr. Milne holds 600,000 options at December 31, 2004.

(7)								During 2002, 2003 and early 2004, Mr. Milne provided services on a part-time basis.
(8)								Mr. Milne resigned as Chief Financial Officer as of April 18, 2005.
(9)								Mr Swersky holds 300,000 options granted – 200,000 on March 9, 2005 and 100,000 on September 15, 2005

On March 22, 2002 the Board of Directors approved the Alternative Compensation Plan to provide opportunities for officers, directors, employees and contractors to receive all or a portion of their compensation in the form of shares of common stock instead of cash. The Alternative Compensation Plan was approved at our Annual Shareholders’ Meeting held on June 14, 2002. The Plan allowed for maximum compensation of 2,000,000 shares.  This maximum was reached in the third quarter of 2002 and an expense in the amount of $163,463, relating to the future issuance of 2,000,000 shares of common stock, was accrued under the Alternative Compensation Plan in 2002.  Shares are issued upon request of the beneficiaries and no further compensation cost is recorded at that time.  During 2005, no shares were issued under the Alternative Compensation Plan, leaving a balance of 1,317,198 shares still to be issued at September 30, 2005.

Option Grants

The following table sets forth information regarding stock option grants to our officers and directors as of January 6, 2006:

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted (1)	Exercise or Base Price ($/Share)(2)	Expiration Date
Matthew Heysel	2,000,000	9.8%	$0.50	March 8, 2008
Thomas Milne	600,000	2.9%	$0.50	March 8, 2008
S.A. Sehsuvaroglu	4,000,000(3)	19.7%	$0.50	March 8, 2008
Bruce H. Gaston	1,000,000	4.9%	$0.50	March 8, 2008
Barry R. Swersky	300,000	1.4%	$0.50	March 8, 2008
Philip D. Pardo	300,000	1.4%	$0.50	March 8, 2008
Servet Harunoglu	300,000	1.4%	$0.50	March 8, 2008
N. U. Balgimbayev	1,000,000(4)	4.9%	$0.89	March 28, 2008

(1)	Based on options exercisable to acquire a total 20,300,000 shares to executive officers, directors and employees as at January 6, 2006.
(2)

The exercise price per share was equal to or greater than the fair market value of the common stock on the date of grant as determined by the Board of Directors.  Each option expires five years from the date of grant.

(3)

Mr. Sehsuvarolgu was awarded an additional grant of 3,000,000 options on July 26, 2005.  These options are to be granted upon an increase in the shares available under the 2000 Stock Award Plan, which resolution shall be presented to the next Annual Meeting of Shareholders.

(4)

Mr. Balgimbayev was awarded a total of 5,000,000 options by this grant.  The balance of 4,000,000 options are to be granted upon an increase in the shares available under the 2000 Stock Award Plan, which resolution shall be presented to the next Annual Meeting of Shareholders

Option Exercises

None of our Named Executive Officers exercised options as of January 6, 2006.

The following table sets forth details of each exercise of stock options as of January 6, 2006 by any of the Named Executive Officers, and the January 6, 2006 value of unexercised options on an aggregate basis.

Aggregated Options Exercised

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options as of January 6, 2006 Exercisable / Unexercisable	Value of Unexercised in the Money-Options at January 6, 2006 Exercisable/ Unexercisable (1)
Matthew Heysel	Nil	Nil	0 (exercisable) 2,000,000 (unexercisable)	0 (exercisable) $3,860,000 (unexercisable)
S.A. Sehsuvaroglu	Nil	Nil	0 (exercisable) 4,000,000 (unexercisable)	0 (exercisable) $7,720,000 (unexercisable)
Bruce Gaston	Nil	Nil	0 (exercisable) 1,000,000 (unexercisable)	0 (exercisable) $1,930,000 (unexercisable)
(1)	Based on closing price of $1.93 on January 6, 2006.

Prior to December 31, 2004, we did not pay our directors any cash or stock compensation. Independent directors received stock options as compensation for their services to the Corporation. All officers and directors were reimbursed for out-of-pocket expenses.

The Board of Directors of Big Sky voted to start paying independent directors a stipend and such payments commenced June 30, 2005.  Directors who are executive officers or non-independent do not receive these cash payments. On May 10, 2005, the Board approved the following fee and payment schedule:

o

a stipend of $5,000 per year for independent directors only;

o

an attendance fee for each Board meeting of $5,000 per meeting;

o

where a director attends the meeting via remote communication, the fee is $3,000 for the first such meeting and $1,000 for any subsequent remote attendance;

o

attendance fee for each Board committee meeting shall be $1,500.  Most committee meetings may be conducted by phone;

o

additional work performed by a member as per Chairman’s request will be compensated with $1,500 per event; and

o

for being Chairman of a committee, $5,000 per year.

Our independent directors have also been granted stock options to purchase shares of our common stock.  The terms of stock option grants made to independent directors are determined by the board of directors.  See “Option Grants”.   Directors will be compensated for actual expenses related to the meetings attended.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

We either directly or through our subsidiaries, have entered into consulting agreements with key individuals, including our executive officers, who perform services for us, as specified in the agreements.  We use a standard form of consulting agreement, which defines terms of the agreement, services to be performed, compensation and benefits, confidentiality and individual specific benefits based on the requirements of the position.  The following contracts are in place at January 6, 2006.

Matthew Heysel Consulting Agreement: Mathew Heysel provides services on a full-time basis through his company, M. H. Financial Management Ltd. under a consulting agreement, which expires December 31, 2005.  M. H. Financial Management is paid at a rate of $1,500 per day to a minimum of $25,000 per month exclusive of travel expenses and Goods and Services Tax for Mr. Heysel’s services.  The agreement contains non-compete provisions that restrict Mr. Heysel from doing any business whatsoever with our partners and/or contractees or doing substantially similar work for a period of one year in the event Mr. Heysel is no longer contracted by us for any reason.  Mr. Matthew Heysel’s consulting contract provides that should we terminate the agreement, Mr. Heysel would be paid $300,000 at the time of termination. The agreement provides that in the event of a change of control, Mr. Heysel is to be paid five percent (5%) of the value of the sale of our assets or the value of the transaction which would constitute a takeover of Big Sky.  This amount is to be paid within 10 days of the transaction.  A takeover of Big Sky is defined as:

-

any change in the holding, either direct or indirect, of shares of Big Sky, or any reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, arrangement or other transaction, that results in a person who was, or a group of persons acting in concert who were, not previously in a position to exercise effective control of Big Sky, in excess of the number that would entitle the holders thereof to cast twenty (25%) percent or more of the votes attaching to all shares of Big Sky, and

-

the exercise of such effective control to cause or result in the election or appointment of two or more directors of Big Sky, or of the successor to Big Sky, who were not previously directors of Big Sky.

Daming Yang Consulting Agreement:  Daming Yang provided Big Sky services as our President on a full-time basis under a consulting agreement, which expired in December 15, 2005.   This contract has not been renewed.  We pay a consulting fee in the monthly amount of $5,000, subject to annual adjustments at the discretion of our board of directors, for Mr. Yang’s services. The agreement contains non-competition provisions that restrict Mr. Yang from doing any business whatsoever with our partners and/or contractees or doing substantially similar work for a period of one year in the event Mr. Yang is no longer contracted by us for any reason.  Mr. Yang resigned as President, effective March 1; 2005, Mr Yang remains a director however he does not intend to stand for re-election to the Board.

Barry Raymond Swersky Consulting Agreement:  Mr. Swersky provides consulting services to Big Sky through his company, Suntree Ltd.  Big Sky and Suntree Ltd. executed a consulting agreement as of November 18, 2004 terminating on March 31, 2006.  Suntree Ltd. is compensated at a rate of $10,000 per month, plus expenses including travel.

S.A  Sehsuvaroglu Employment Agreement:  Mr. Sehsuvaroglu commenced providing services as President of Big Sky on March 1, 2005.  An employment agreement was entered into as of that date for a term to continue until February 9, 2008.  The compensation under this agreement was initially set at the rate of $395,000 per annum, paid monthly, together with stock options for 3,250,000 shares of common stock of Big Sky.   By resolution of the Board of Directors dated March 29, 2005, the number of stock options was increased to 4,000,000 and by a vote of the Board of Directors, Mr Sehsuvaroglu became Chief Executive Officer on May 10, 2005.   On September 9, 2005, a further grant of 3,000,000 options were made to Mr Sehsuvaroglu, conditional upon the number of shares available under the 2000 Stock Option Plan being increased by a vote of the shareholders at the next Annual General Meeting and achievement of certain performance goals, still to be finalized.

Bruce H Gaston Consulting Agreement: Mr Gaston has provided services to Big Sky as Chief Financial Officer and as a Director since March 31, 2005.  A consulting agreement was entered into on or about April 16, 2005, between Big Sky and Arcdan Inc. for a term of 3 years with compensation to be at the rate of $212,000 per annum, paid monthly, exclusive of taxes and expenses for the provision of Mr Gaston’s services to the Company.  Mr Gaston has the right of participation in the Big Sky Stock Award plan.

INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

No person that has been a director or executive officer of Big Sky at any time since the beginning of the last fiscal year, is a nominee for election as a director of Big Sky, or that is an associate of any of the foregoing persons has any interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

CERTAIN TRANSACTIONS

In March 2005, the Corporation paid $80,000 to a company affiliated with Mr Bruce Gaston, a director since December 3, 2004, for introduction to potential investors.  Certain of these potential investors subsequently participated in the private placement of $13.7 million raised by the Corporation in February 2005

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us and a review of our shareholders of record for the fiscal year ended 2004, the first, second and third quarters of 2005, filing delinquencies were as follows:

Insider	Filing	Due Date	Filing Date	Reason for Deficiency
Matthew Heysel	Form 13G	01/10/04	04/12/04	Delay in completing transaction
Daming Yang	Form 13G	01/10/04	03/18/04	Delay in completing transaction
Wei Yang	Form 4	03/2/04	03/22/04	Traveling
L-R Offshore Managers LLC	Form 3	05/17/04	06/14/04	Difficulty in obtaining signatures
Matthew Heysel	Form 4	05/09/04	05/13/04	Traveling
Matthew Heysel	Form 4	10/01/04	10/12/04	Traveling
Matthew Heysel	Form 4	01/04/05	01/11/05	Traveling
A.S. Sehsuvaroglu	Form 3	03/19/05	04/01/05	Awaiting notarized signature on Form ID
Nurlan U. Balgimbayev	Form 3	03/19/05	04/11/05	Awaiting notarized signature on Form ID
Servet Harunoglu	Form 3	05/14/05	06/15/05	Awaiting notarized signature on Form ID

In addition to the above noted delinquent filings, the following filings were delayed by the Corporation due to rescheduling of the Board meetings required to pass the necessary enacting resolutions.

Insider	Filing	Due Date	Filing Date	Reason for Deficiency
Barry Raymond Swersky	Form 3	12/13/04	03/10/05	Delayed by Corporation
Bruce Hill Gaston	Form 3	12/13/04	03/10/05	Delayed by Corporation
Philip Dean Pardo	Form 3	12/13/04	03/10/05	Delayed by Corporation

All other Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were, to the best of our knowledge, timely complied with.

Code of Business Conduct and Ethics

On March 29, 2004, our board of directors approved and adopted our Code of Business Conduct and Ethics, which applies to all our officers, directors, employees and consultants. The Code is available on our website at www.bigskycanada.com.   A copy of the Code is available free of charge upon written request made to the office of the Corporate Secretary by either facsimile at 403-265-8808 or by mail at Big Sky Energy Corporation, 750, 440-2 Avenue SW, Calgary, Alberta, T2P 5E9.

PROPOSAL 1 - ELECTION OF DIRECTORS

Eight (8) directors are to be elected at the meeting.  The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Shareholders or until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee the present Board of Directors may recommend.  For further information on the nominees who are currently serving as Directors and Officers, see the section of this Proxy entitled “Directors and Executive Officers”.  Further information on nominees first proposed is detailed below.

Nominees for election to serve as directors for the coming year are:

Name	Age	Position	Since
Daniel Caleb Feldman	35	Director
Bruce H. Gaston	40	Director and Chief Financial Officer	Director -December 3, 2004 Chief Financial Officer - April 18, 2005
Servet Harunoglu	61	Director	May 10, 2005
Matthew J. Heysel	49	Executive Chairman of the Board, & Director	April 14, 2000
Guglielmo A.C. Moscato	69	Director
Philip D Pardo	49	Director	December 3, 2004
S.A (Al) Sehsuvaroglu	50	Chief Executive Officer, President & Director	March 9, 2005
Barry Swersky	66	Director	December 3, 2004

Guglielmo Antonio Claudio Moscato

Guglielmo A.C. Moscato has some 40 years of Exploration and Production experience in the petroleum industry.   From 1996 to 1999 he was Chairman of the Board of Directors of Eni S.p.A.   In June 2005 he retired as a main board member of Eni S.p.A.   During the period 1991 to 1997 he was respectively Managing Director in Agip for Exploration, Engineering, Purchasing, Contracts and Production Services and thereafter Chairman and Chief Executive of Agip S.p.A., part of the Eni group.   As Agip Chief Executive and Eni Chairman, he negotiated and finalized the acquisition of the Karachaganak field and the Eni Caspian permits (including Kashagan) in Kazakhstan as well as the Libyan gas development and export to Italy.   He has a proven track record of creating significant corporate value by acquiring new exploration and production licenses all over the world.   From 1999 to the present date Mr. Moscato acts as Chairman of the Board of Eni Fondazione Enrico Mattei, a no-profit, no-partisan research institution established to carry out research in the field of sustainable development based in Trieste, Italy.  He holds a degree of Dottore Ingegnere in Ingegneria Industriale Sezione Elettrotecnica from the Politecnico di Milano, awarded in 1961.

Daniel Caleb Feldman

Mr. Feldman is a practicing attorney who was educated in the United States.  He obtained a B.A. in Soviet Studies in 1992 from Trinity College, Hartford, CT, followed by a J.D from Boston University School of Law between August, 1992 and June, 1995 completing his education with the attainment of a L.L.M degree in Securities and Financial Regulation from Georgetown University Law School in June, 1997.  Mr. Feldman has held positions with the US Securities and Exchange Commission as a Senior Attorney in the Enforcement Division from 1997 to 2000, as an attorney in the Corporate Department with the firm of Goodwin Procter from July, 2000 to September, 2001.  In April, 2002 he joined Ernst & Young as an attorney until January, 2003 when he joined Yukos Oil Company as the Corporate Secretary in March, 2003 where he remains to date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF PRINCIPAL ACCOUNTANTS

On April 18, 2005, Deloitte & Touche LLP (“Deloitte & Touche”), the independent registered public accounting firm previously engaged to audit our financial statements, resigned as our independent registered public accounting firm.  Deloitte & Touche audited our consolidated financial statements for the two most recent fiscal years ended December 31, 2004.

The report of Deloitte & Touche accompanying the audit for our two most recent fiscal years ended December 31, 2004, as included in Form 10-KSB/A, was not qualified or qualified as to audit scope or accounting principles. However, such report did contain a modification with regards to substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2004, preceding the date of resignation there were no disagreements between us and Deloitte & Touche on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

During our two most recent fiscal years ended December 31, 2004, preceding the date of resignation there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission.

Subject to shareholder ratification, the Board has selected BDO Kazakhstanaudit LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005, or until its successor is selected. BDO Kazakhstanaudit LLP was appointed by the Board of Directors on May 17, 2005, following the resignation of Deloitte & Touche LLP on April 18, 2005.

Representatives of BDO Kazakhstanaudit LLP are being invited to attend the Annual Meeting.  Representatives of Deloitte & Touche are not expected to be present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 – APPROVAL OF AMENDMENTS TO THE

BIG SKY ENERGY CORPORATION STOCK AWARD PLAN

General

The Board of Directors and the Shareholders approved the China Broadband Corp. 2000 Stock Plan (the "2000 Stock Option Plan") on April 13, 2000 and June 29, 2001, respectively.  The 2000 Stock Option Plan was then amended at the Company’s last annual meeting of shareholders held on December 3, 2004. The purpose of the 2000 Stock Option Plan is to enable us to attract and retain the services of eligible employees and consultants and to provide them with increased incentive to exert their best efforts on our behalf by increasing their personal stake in Big Sky Energy Corporation. The Nominating & Compensation Committee of the Board of Directors has amended the 2000 Stock Option Plan in the following manner, pending shareholder approval:

1)

The 2000 Stock Option Plan will henceforth be referred to as the “Big Sky Energy Corporation Stock Award Plan”.

2)

The number of shares of our common stock authorized for issuance will increase from 15,000,000 to no less than 20% of the issued and outstanding shares at any given time.  As of January 13, 2006, we had a total of 142,348,697 issued and outstanding shares. The shares underlying the Big Sky Energy Corporation Stock Award Plan have not been registered.

3)

The shareholders will authorize the Board of Directors, in cases that the Board deems are necessary and reasonable, to grant options with automatic and full vesting. Under the previously amended 2000 Stock Option Plan, all options vested over a period of four (4) years, with the first vesting to occur not until one (1) year from the grant date. Under the proposed amendment to the Big Sky Energy Corporation Stock Award Plan, the Board would empower the Plan Administrator to determine a vesting schedule appropriate to the grant being awarded so as to permit the Big Sky Energy Corporation Stock Award Plan to support staffing and consultancy opportunities that the Board believes is in the Company’s best interests.

4)

The Plan Administrator shall be the Corporate Secretary of the Company.  Under the previously amended 2000 Stock Award Plan, the Plan Administrator was not clearly defined.

Summary of the Plan

Under the Big Sky Energy Corporation Stock Award Plan, the Board of Directors or a committee thereof shall administer the plan.  The administrator may grant incentive or non-qualified options and restricted stock to our directors, officers, employees and consultants.  As of January 6, 2006, our Board has granted options exercisable to acquire 13,250,000 shares of common stock.  The closing bid price of Big Sky’s common stock, as quote on the Over-the-Counter/Bulletin Board, under the symbol “BSKO”, as of January 6, 2006, was $1.93.  There is no direct consideration to be received by Big Sky for the issuance of the securities under this Plan.  The plan is intended to retain the services of our valued key employees and consultants and others that the plan administrator may select to:

•

encourage our employees and consultants to acquire a greater proprietary interest in Big Sky Energy Corporation;

•

serve as an aid and inducement in the hiring of new employees; and

•

provide an equity incentive to consultants and others selected by the Board of Directors and the plan administrator.

The primary difference between "incentive stock options" and non-qualified options is the tax treatment of the option holder.  If a holder complies with Internal Revenue Service rules regarding incentive stock options, a holder of an incentive stock can defer recognition of income for tax purposes until the shares underlying the options are sold.  A holder of a non-qualified option generally recognizes income on the date of exercise.  Incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of Big Sky Energy Corporation or any related corporation.  Non-qualified stock options may be granted to employees and to others at the discretion of the plan administrator.  Participants in the Big Sky Energy Corporation Stock Award Plan are obligated to pay to the Company an amount required to be withheld under applicable tax laws.

The plan administrator fixes the exercise price for options in the exercise of its sole discretion, except that the exercise price for an incentive stock option must be at least the fair market value per share of the common stock at the date of grant (as determined by the plan administrator in good faith), or in the case of greater-than ten percent shareholders, at least one hundred and ten percent (110%) of the fair market value per share.  The exercise price may be paid in cash or, with the approval of the plan administrator, by other means, including withholding of option shares, delivery of previously held shares, a promissory note or cancellation of indebtedness by the Company to the optionee.

Options granted and restricted stock awards under the plan vest, unless otherwise determined by the plan administrator, over a three-year period, with one-third becoming exercisable at the end of one year of continuous status as an employee or consultant and the remaining two-thirds vesting pro rata annually over the balance of the term, unless otherwise determined  by the plan administrator.  The plan administrator may accelerate the vesting of options in its sole discretion.  Any unexercised portion of an option which expires or becomes unexercisable for any reason becomes available for future grant under the Big Sky Energy Corporation Stock Award Plan.  Any shares of restricted stock awarded under the Big Sky Energy Corporation Stock Award Plan which rights have not vested shall be returned to the Company and may be used for future awards under the Big Sky Energy Corporation Stock Award Plan. Options are non-transferable except by will or the laws of descent and distribution or subject to a qualified domestic relations order.  With some exceptions, vested but unexercised options terminate upon the earlier of:

•

the expiration of the option term specified by the plan administrator at the date of grant;

•

the expiration of one (1) year from the date of an optionee's termination of services with us or any related corporation; or

•

the expiration of one year from the date of death or disability (as defined in the plan) of the optionee.

If an optionee's services are terminated by death, any option held by the optionee is exercisable only by the person or persons to whom such optionee's rights under the option pass by the optionee's will or by the laws of descent and distribution of the state or county of the optionee's domicile at the time of death.  Unless accelerated in accordance with the plan, unvested options terminate immediately upon termination of services of the optionee by us for any reason, including death or disability.  The plan administrator may amend or modify the plan, except that no amendment with respect to an outstanding option may be made over the objection of the holder of the option (other than those provisions triggering acceleration of vesting of outstanding options).

In the event of a proposed dissolution or liquidation of the Company, the plan administrator must notify the participants as least fifteen (15) days prior to such proposed transaction and to the extent not previously exercised, awards will terminate immediately prior to the consummation of such action.

In the event of a Change of Control, as defined in the Big Sky Energy Corporation Stock Award Plan, each option that is outstanding shall automatically accelerate so that each option shall become 100% vested immediately prior to the specified effective date for the Change of Control unless it is determined that:

a)

it would render unavailable “pooling of interest” accounting for a transaction that would otherwise qualify for such accounting treatment; or

b)

such option is to be assumed by the successor corporation or replaced with a comparable award for the purchase of shares of the stock of the successor corporation.

If such award is assumed or replaced in the Change of Control, vesting of all of the unvested shares subject to such award shall be accelerated in the event the participant’s services should subsequently terminate within six months following the Change of Control, unless the services are terminate by the Company for Good Reason, as defined in the Big Sky Energy Corporation Stock Award Plan.

Amounts that will be received or allocated under the Big Sky 2000 Stock Option Plan, to the extent such benefits or amounts are determinable:

Name	Number of Shares	Dollar Value
Matthew Heysel	2,000,000	$3,860,000.00
S.A. Sehsuvaroglu	4,000,000(1)	$7,720,000.00
Bruce H. Gaston	1,000,000	$1,930,000.00
Barry R. Swersky	300,000	$579,000.00
Current Executive Officers as a Group	7,300,000	$14,089,000.00

Philip D. Pardo	300,000	$579,000.00
Thomas Milne	600,000	$1,158,000.00
Servet Harunoglu	300,000	$579,000.00
N. U. Balgimbayev	1,000,000(2)	$1,930,000.00
Current Non-Executive Directors, as a Group	2,200,000	$4,246,000.00

Non- Executive Officer Employees & Others as a Group	3,750,000	$7,237,500.00
(1)

Mr. Sehsuvarolgu was allocated an additional 3,000,000 options on July 26, 2005.  These options are not currently granted subject to a decision of the Board of Directors and an increase in the shares available under the 2000 Stock Award Plan, which resolution shall be presented to the next Annual Meeting of Shareholders.

(2)

Mr. Balgimbayev was allocated a further 4,000,000 options.  These  options will not be granted unless the number of shares available under the 2000 Stock Award Plan is increased, which resolution is  proposed to be voted on at the Annual Meeting.

Stock Option Agreement Summary

In addition to the terms in the Big Sky Energy Corporation Stock Award Plan, our standard stock option agreement and exercise notice include the following additional terms and conditions:

a)

If requested by the Company or any representative of underwriters (the “Managing Underwriter”) in connection with any registration of an offering of any securities of the Company under the Securities Act, the optionee agrees not sell or transfer any shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

b)

Before any shares held by the optionee may be sold, the Company has a right of first refusal to purchase the shares. This Right of First Refusal shall terminate upon the completion of a proposed transfer of the shares obtained by exercising of an option to an unrelated third party.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE BIG SKY ENERGY CORPORATION STOCK AWARD PLAN AND ALLOTHER AMENDMENTS AS DETAILED ABOVE

PROPOSAL 4 – APPROVAL OF INCREASE IN THE SHARE CAPITAL OF

BIG SKY ENERGY CORPORATION

The Board of Directors of Big Sky Energy Corporation propose that Big Sky increase its authorized shares from 150,000,000 shares of common stock, $0.001 par value to 350,000,000 shares of common stock, $0.001 par value, which it feels is a more adequate number of authorized shares to allow Big Sky to raise capital and acquire assets.

Big Sky does not have any current plans, proposals or arrangements, written or otherwise, to issue the authorized shares, at this time.  However, as a result of the increase of Big Sky’s authorized capital, certain option holders holding options for an aggregate of Seven Million, Three Hundred Thousand (7,300,000) shares will be able to exercise their options, if they so choose. Such option holders had previously provided Big Sky with an undertaking not to exercise their options at any time prior to such time as the authorized share capital has been increased. This undertaking was necessary so that Big Sky had sufficient share capital available to shares of common stock in connection with its recent private placement.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE SHARE CAPITAL OF BIG SKY ENERGY CORPORATION TO 350,000,000 SHARES OF COMMON STOCK

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter, which is to be presented for action at the Annual Meeting. If any matter other than those described above does properly come before the Annual Meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

Upon the written request of any shareholder of the Company, as record or beneficial owner, the Company will provide to such shareholder a copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004 including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the Company's Calgary office listed above. There will be no charge for the Form 10-KSB, unless one or more exhibits thereto are requested, in which event the Company's reasonable expenses of furnishing such exhibits may be charged.

FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Proxy Statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. The Company expects to receive approval of its proposal to amend its articles of incorporation to require that its annual meeting of shareholders be held within 180 days of the end of each fiscal year. If such proposal is approved, it will hold its next annual meeting of shareholders no later than June 29, 2006. Therefore, shareholder proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than March 1, 2006, for inclusion, if proper, in next year's proxy solicitation materials.  Any shareholder’s proposal received after May 15, 2006, will be considered untimely for consideration at the next Annual Meeting of Shareholders.

GENERAL

The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers, directors and consultants of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.  The Company estimates that it will expend a total of $35,000 in connection with this solicitation of proxies and has expended $5,500 to date.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN

AND RETURN THE ENCLOSED PROXY CARD.

February 7, 2006	By Order of the Board of Directors,
/s/ Selami Ahmet Sehsuvaroglu Chief Executive Officer

Big Sky Energy Corporation

The undersigned hereby appoints S.A. Sehsuvaroglu and Bruce H Gaston, the true and lawful proxies of the undersigned, having full power to substitute, to represent the undersigned and to vote all shares of common stock, no par value (the “Common Stock”) of BIG SKY ENERGY CORPORATION, a Nevada corporation (“BSKO”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of BIG SKY ENERGY CORPORATION (the “Annual Meeting”) to be held at 3:00 p.m., local time, on March 1, 2006 at 116 Pall Mall, London, SW1Y 5ED , or any postponed or adjourned meetings thereof as indicated below.

a)	To elect an Eight (8) member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;
	Daniel Caleb Feldman	FOR	AGAINST	WITHHOLD
	Bruce H. Gaston	FOR	AGAINST	WITHHOLD
	Servet Harunoglu	FOR	AGAINST	WITHHOLD
	Matthew Heysel	FOR	AGAINST	WITHHOLD
	Guglielmo A.C. Moscato	FOR	AGAINST	WITHHOLD
	Philip D. Pardo	FOR	AGAINST	WITHHOLD
	S.A Sehsuvaroglu	FOR	AGAINST	WITHHOLD
	Barry R. Swersky	FOR	AGAINST	WITHHOLD

b)	To ratify the Board of Directors' selection as independent registered public accounting firm, BDO Kazakhstanaudit LLP for the 2005 fiscal year; FOR AGAINST WITHHOLD
c)	To approve the increase in share capital of BIG SKY ENERGY CORPORATION to 350,000,000 shares of common stock. FOR AGAINST WITHHOLD
d)	To approve amendments to the BIG SKY ENERGY CORPORATION Stock Award Plan; FOR AGAINST WITHHOLD
e)	To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof FOR AGAINST WITHHOLD

NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.

Name as it appears on share certificate (please print	Address:	Signature Date:

Number of Shares

BIG SKY ENERGY CORPORATION

STOCK AWARD PLAN

As Amended on March 1, 2006

SECTION 1.  PURPOSE

The purposes of this Big Sky Stock Award Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company’s business and thereby enhance long-term shareholder value.  Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated hereunder.  Awards of Restricted Stock may also be made under this Plan.

SECTION 2.  DEFINITIONS

As used herein, the following definitions shall apply:

2.1

“Administrator” means the Board or any of its Committees or any officer appointed as permitted under this Plan.

2.2

“Applicable Laws” means the legal requirements relating to Stock Award Plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3

“Award” means the grant of Restricted Stock or an Option to an Employee or Consultant.

2.4

“Award Agreement” means a written agreement between the Company and a Participant relating to an Award under the Plan.

2.5

“Board” means the Board of Directors of the Company.

2.6

“Cause” means wilful misconduct with respect to, or that is harmful to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.7

"Change in Control" shall mean any of the following:

(a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert.  A “Permitted Shareholder” means a holder, as of the date of this Agreement, of voting capital stock of the Company;

(b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company’s shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

(c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, and for this purpose the terms “person” and “beneficial ownership” shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.8

“Code” means the Internal Revenue Code of 1986, as amended.

2.9

“Committee” means a committee of Directors designated by the Board to administer the Plan.  To the extent Rule 16b-3 and/or Code Section 162(m) apply to the Company, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code.  The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

2.10

“Common Stock” means the Common Stock of the Company.

2.11

“Company” means Big Sky Energy Corporation, a Nevada corporation.

2.12

“Consultant” means any person, including an advisor, an advisory board member or director, who is engaged by the Company or any Parent or Subsidiary to render services.

2.13

“Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors.  For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

2.14

“Disability” means permanent and total disability as defined in Code section 22(e)(3).

2.15

“Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code.  The payment of a director’s fee by the Company to a director shall not be sufficient to constitute “employment” of such director by the Company.

2.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17

“Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market or Small Cap Market of the National Association of Securities Dealers, Inc.  Automated Quotation System (“NASDAQ”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the market trading day on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is quoted on the NASDAQ Over the Counter Bulletin Board or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the market trading day on the date of determination, as reported in The Wall Street Journal, Bloomberg or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.18

“Good Reason” means the occurrence of any of the following events or conditions without the Participant’s consent:

(a) a change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) that, in the Participant’s reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto;

(b) a significant reduction in the Participant’s annual base salary that is not part of a Company-wide reduction of salaries;

(c) the Company’s requiring the Participant to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company’s business that is not materially greater than such travel requirements prior to the Change in Control; or

(d) the Company’s failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Change in Control, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater).

2.19

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.20

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

2.21

“Option” means a stock option granted pursuant to the Plan.

2.22

“Option Agreement” means a written option agreement between the Company and an Optionee.

2.23

“Optioned Stock” means the Common Stock subject to an Option.

2.24

“Optionee” means an Employee or Consultant who receives an Option.

2.25

“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.26

“Participant” means an Employee or Consultant designated to be granted an Award under the Plan.

2.27

“Plan” means this Big Sky Stock Award Plan.

2.28

“Reporting Person” means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.29

"Restricted Stock" means Common Stock awarded to a Participant under this Plan, subject to applicable restrictions.

2.30

"Restricted Stock Agreement" means a written restricted stock agreement between the Company and the Restricted Stock Holder.

2.31

"Restricted Stock Award" means the grant of Restricted Stock pursuant to the Plan.

2.32

"Restricted Stock Holder" means a Participant who receives Restricted Stock pursuant to the Plan.

2.33

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

2.34

“Securities Act” means the Securities Act of 1933, as amended.

2.35

“Share” means a share of the Common Stock, as may be adjusted as permitted under the Plan.

2.36

“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

2.37

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

SECTION 3.  STOCK SUBJECT TO THE PLAN

Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan shall be the equivalent of no more than Twenty percent (20%) of the issued and outstanding shares of the Company, from time to time.  The shares may be authorized, but un-issued, or reacquired Common Stock.  If an Award should expire or become un-exercisable for any reason without having been exercised in full, the un-purchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.  Shares repurchased by the Company pursuant to any repurchase right, which the Company may have, shall not be available for future grant under the Plan.  Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Twenty percent (20%) of the issued and outstanding shares of the Company, from time to time, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

SECTION 4.  ADMINISTRATION OF THE PLAN

4.1

Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

(b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

(c) to determine whether and to what extent Awards are granted hereunder;

(d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

(e) to approve forms of agreement for use under the Plan;

(f) to determine the number of shares of Restricted Stock to be granted hereunder;

(g) to construe and interpret the terms of the Plan and Awards granted under the Plan;

(h) to determine vesting schedules;

(i) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

(j) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

4.2

Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

4.3

Administration Pursuant to Section 162(m).  The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation” within the meaning of Section 162(m) of the Code, as applicable.

SECTION 5.  ELIGIBILITY FOR AWARDS

5.1

Recipients of Grants.  Restricted Stock and Nonqualified Stock Options may be granted to Employees, Officers, Directors and Consultants.  Incentive Stock Options may be granted only to Employees.  An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2

Type of Award.  Each Award shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option, or as Restricted Stock.  If not so designated, the Award will be treated as a Nonqualified Stock Option.  Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

SECTION 6.  AWARDS OF OPTIONS

6.1

Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2

Option Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.3

Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check, (ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company), (iv) surrender of other Shares that (A) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4

Vesting of Options

(a)

Vesting Schedule.  No Option will be exercisable until it has vested.  The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of four years from date of grant as follows:  twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; twenty-five percent (25%) of the original number of Shares granted under the Option on the second anniversary of the date of Grant; twenty-five percent (25%) of the original number of Shares granted under the Option on the third anniversary of the date of Grant, and twenty-five percent (25%) of the original number of Shares granted under the Option on the fourth anniversary of the date of Grant.  The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

(b)

Acceleration of Vesting.  The Administrator may accelerate the vesting of one or more outstanding Options at such times and in such amounts as it determines in its sole discretion.  The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

6.5

Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.  Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6 Exercises After Termination of Employment or Consulting Relationship

(a)

Termination of Employment or Consulting Relationship.  Except as otherwise provided herein, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within twelve (12) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement.  To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option should terminate.  No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the company and its subsidiaries.

(b)

 Disability of Participant.  Notwithstanding the provisions set forth above, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination.  To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option should terminate.

(c)

Death of Participant.  In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant’s Continuous Status as an Employee or Consultant, the Option may

be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant.  To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant’s estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7

Rule 16b-3.  Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required hereunder to qualify for the maximum exemption for Plan transactions.

6.8

Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

SECTION 7.  RESTRICTED STOCK AWARDS

7.1

Grant of Restricted Stock Awards.  Each Restricted Stock Award (i) shall be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse.  The restrictions and the duration of the restricted period will be set forth in the Restricted Stock Agreement.  The restricted period need not be the same for all Shares subject to the Restricted Stock Award.  For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

7.2

Consideration for Restricted Stock Awards.  Restricted Stock may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

7.3

Rights of a Restricted Stock Holder.  Except for such restrictions, and subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant’s relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock.  Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4

Vesting of Restricted Stock.  The restrictions imposed herein shall lapse, and the Participant’s rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Restricted Stock Agreement.  If not so specified in such Restricted Stock Agreement, the restrictions shall lapse according to the following schedule:  restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata monthly on the last day of each calendar month over the following 36 months of Continuous Service as an Employee or Consultant.  Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock, as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions.  The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares, which are restricted.  The Restricted Stock Holder shall be entitled to receive certificates for any Restricted Stock as to which the Restricted Stock Holder's interest has become vested as provided herein, and the Company shall issue the Restricted Stock Holder such certificates.

7.5

Termination of Employment or Consulting Relationship.  If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason (other than death or Disability), Restricted Stock theretofore awarded to such Restricted Stock Holder and which at the time of such termination of his or her Continuous Status as an Employee or Consultant is subject to the restrictions imposed by this Section shall, upon such termination of his or her Continuous Status as an Employee or Consultant, be forfeited and returned to the Company and the Restricted Stock Holder shall have no further claim to or interest in such Restricted Stock.  If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Restricted Stock awarded to such Restricted Stock Holder which, at the time of such termination of his or her Continuous Status as an Employee or Consultant, is subject to the restrictions imposed by this Section, shall be free of restrictions and shall not be forfeited.

7.6

Issuance of Restricted Stock.  The Administrator shall request of the Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder.  The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:

“The transferability of this certificate and the securities represented hereby are subject to the terms and conditions (including forfeiture) contained in the Big Sky Stock Award Plan of Big Sky Energy Corporation Copies of such Plan are on file in the offices of Big Sky Energy Corporation”

7.7

Adjustments to Restricted Stock Awards.  The Administrator may, in anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock, as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested.  The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

7.8

Restricted Stock Agreement.  At the time of a Restricted Stock Award, the Participant shall enter into a Restricted Stock Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters, as the Company shall in its sole discretion determine.

7.9

Return of Unvested Restricted Stock.  Any Shares of Restricted Stock as to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.

SECTION 8.  STOCK WITHHOLDING TO SATISFY

WITHHOLDING TAX OBLIGATIONS

8.1

Withholding Tax.  At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph.  When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant’s current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant’s marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant’s share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld.  For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

8.2

Reporting Persons.  Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required hereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

8.3

Form of Election.  All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

(c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required hereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

(d) all elections shall be subject to the consent or disapproval of the Administrator.

8.4

Deferral of Tax Date.  In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

SECTION 9.  ADJUSTMENTS UPON CHANGES

IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1

Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  The Administrator, whose determination, shall make such adjustment in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9.2

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action.  To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

9.3

Change in Control Transactions.  Except as otherwise provided in the instrument that evidences the Option, in the event of any Change in Control, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested.  Notwithstanding the foregoing, vesting of shares subject to such Option shall not so accelerate if and to the extent that (i) in the opinion of the Company’s accountants, it would render unavailable “pooling of interest” accounting for a transaction that would otherwise qualify for such accounting treatment; or (ii) such Option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation.  If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give notice of such determination to the Participants and of the provisions of such assumption or replacement, and any adjustments made (i) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options.  Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants.  If such Award is assumed or replaced in the Change in Control and is not otherwise accelerated at that time, vesting of all of the unvested shares subject to such Award shall be accelerated in the event the Participant’s employment or services should subsequently terminate within six months following such Change in Control, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason.  All unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the successor corporation or an affiliate thereof.

9.4

Certain Distributions.  In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

SECTION 10.  GENERAL

10.1

Non-Transferability Of Options.  Unless otherwise provided under the Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

10.2

Time Of Granting Options.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or the Administrator determines such later date as.  Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

10.3

Conditions Upon Issuance Of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated there under, and the requirements of any Stock Exchange.  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.4

Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.5

Reservation Of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.6

Information To Optionees.  At the time of issuance of any securities under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

10.7

Employment Relationship.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.8

Term Of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

10.9

Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company’s bylaws.  In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.

Approved by Shareholders June 29, 2001.

Amended and approved by the Nominating and Compensation Committee on June 24, 2004.

Approved by Shareholders December 3, 2004.